UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2007

Date of Report (Date of earliest event reported)

Baldor Electric Company

Exact name of registrant as specified in its charter

Missouri	01-07284	43-0168840
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No

5711 R. S. Boreham, Jr. St Fort Smith, Arkansas		72901
Address of principal executive offices		Zip Code

479-646-4711

Registrant’s telephone number, including area code

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

As previously reported, Baldor Electric Company (“Baldor”) completed its acquisition of the Reliance Electric business portion of the Power Systems Group from Rockwell Automation, Inc. and certain of its affiliates effective January 31, 2007 (the “Acquisition”). Baldor used the proceeds from its offering of senior unsecured notes and common stock, together with $1.0 billion in term loan borrowings under its senior secured credit facility and the issuance of 1.58 million shares of common stock to Rockwell Automation of Ohio, Inc. to pay the purchase price for the Acquisition, to repay substantially all indebtedness existing prior to the Acquisition and to pay fees and expenses related thereto (collectively, the “Transactions”). Baldor previously filed on Form 8-K on January 8, 2007, as amended by Form 8-K filed January 11, 2007, historical and pro forma financial information with respect to the Power Systems Group and the acquisition of the Reliance Electric business, including an unaudited pro forma condensed combined statement of income for the year ended December 31, 2005, and for the nine months ended September 30, 2006. Baldor also filed on Form 8-K on July 10, 2007, a pro forma condensed combined statement of earnings for the three months ended March 31, 2007, illustrating the effects of the Reliance Electric acquisition as if it had been consummated as of the beginning of the period. Baldor is filing this Form 8-K to incorporate by reference into its Registration Statement on Form S-3, which was filed July 10, 2007, updated pro forma financial information with respect to the acquisition of the Reliance Electric business, as required by Rule 11-02 of Regulation S-X of the Securities Exchange Act of 1934, as amended. Specifically, this Form 8-K is being filed to provide updated pro forma condensed combined statement of earnings for the six months ended June 30, 2007, illustrating the effects of the Reliance Electric acquisition as if it had been consummated as of the beginning of the period.

In accordance with Rule 11-02(c)(1) of Regulation S-X of the Securities Exchange Act of 1934, as amended, a pro forma balance sheet has not been prepared to give effect to acquisition of Reliance Electric as of June 30, 2007, as it is reflected in the consolidated balance sheet presented in the quarterly report filed on Form 10-Q for the period ended June 30, 2007.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(b)	The unaudited pro forma combined condensed financial information of Baldor, giving effect to the Acquisition and Transactions for the six months ended June 30, 2007, is attached as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date	August 9, 2007	/s/ George E. Moschner
George E. Moschner
Chief Financial Officer
(Principal Financial Officer)

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of earnings for the six months ended June 30, 2007